We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q3 2024 Earnings Call November 7, 2024

2Sterling | STRL: Third Quarter 2024 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward- looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of a multi-year strategic business transformation; born of a vision that levers our entrepreneurial spirit.
We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

+ Fastest growing segment in revenue growth
+ Provides value-added solutions to blue-chip customers in all major East Coast markets
+ Develops advanced, large-scale site development services for manufacturing, data centers, e-commerce distribution centers, warehousing, power generation and more

Building Solutions

+ Serves the Nation's Top Builders in the Nation's Top Housing Markets: Texas & Arizona
+ Residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs, other concrete work and plumbing services for new single-family residential builds

Transportation Solutions

+ Enhanced business mix
+ Provides infrastructure solutions in the Rocky Mountain States and Texas
+ Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems



NASDAQ	STRL	Shares outstanding(2)	30.7M
HQ	The Woodlands, TX	Market cap(2)	$4.83B
Employees	~3,000(1)	Revenue(3)	$2.16B
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	EBITDA(3)	$313M
Projects underway	~220(1)	Total Backlog(1)	$2.06B

STERLING

(1) At September 30, 2024.
(2) Shares outstanding and Market Cap as of November 5, 2024.
(3) Full Year 2024 Revenue and EBITDA Mid-Point Guidance. *See EBITDA Reconciliation in the Appendix.

Sterling | STRL: Third Quarter 2024 3

4 Revenue CAGR 2019-2023: +21% R ev en ue ($ m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 -1,000 -500 0 500 1,000 1,500 2,000 2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success * Revenue and Operating margin from continuing operations Sterling | STRL: Third Quarter 2024

5 EPS CAGR 2019-2023: +38% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform D ilu te d E PS * $(2.40) $(0.66) $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 2015 2016 2017 2018 2019 2020 2021 2022 2023 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 Transformation Built the Foundation for Success * Diluted EPS from continuing operations Sterling | STRL: Third Quarter 2024

+ Third Quarter 2024 Results Sterling | STRL: Third Quarter 2024 6

Third Quarter 2024 Results Highlights + Revenues: $593.7 million + Net Income: $61.3 million + Diluted EPS: $1.97 + EBITDA(1): $100.8 million + Cash Flow from Operations(2): $322.8 million + Cash & Cash Equivalents(3): $648.1 million + Backlog(3): $2.06 billion with 16.8% margin + Combined Backlog(4): $2.37 billion Sterling | STRL: Third Quarter 2024 7 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation in the Appendix. (2) Cash flow from operations for the nine months ended September 30, 2024. (3) Cash & Cash Equivalents and Backlog at September 30, 2024. (4) Combined Backlog includes Unsigned Awards of $319.6 million at September 30, 2024.

Sterling | STRL: Third Quarter 2024 8 Quarterly Consolidated and Segment Results ($ in millions, except per share data) Q3 2024 Q3 2023 Revenues $ 593.7 $ 560.3 Gross Profit 129.8 91.9 G&A Expense (30.7) (25.2) Intangible Amortization (4.3) (3.7) Acquisition Related Costs (0.1) (0.1) Other Operating Expense, Net (7.3) (5.7) Operating Income 87.5 57.1 Interest, Net 1.3 (3.1) Income Tax Expense (23.4) (13.9) Less: Net Income Attributable to NCI (4.1) (0.8) Net income $ 61.3 $ 39.4 Diluted EPS $ 1.97 $ 1.26 EBITDA (1) $ 100.8 $ 71.2 ($ in millions) Q3 2024 Q3 2023 E-Infrastructure Solutions Revenue $ 263.9 $ 253.9 Operating Income $ 68.1 $ 35.9 Operating Margin 25.8% 14.2 % Transportation Solutions Revenue $ 227.3 $ 193.0 Operating Income $ 18.6 $ 14.5 Operating Margin 8.2% 7.5 % Building Solutions Revenue $ 102.6 $ 113.4 Operating Income $ 11.2 $ 12.8 Operating Margin 11.0% 11.3% (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders  adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation in the Appendix. .

Sterling | STRL: Third Quarter 2024 9 Remaining Performance Obligations (RPOs)(1) ($ in millions) September 30, 2024 December 31, 2023 September 30, 2023 E-Infrastructure Solutions RPOs $ 918.5 $ 813.7 $ 891.4 Transportation Solutions RPOs 1,083.6 1,184.5 1,022.9 Building Solutions RPOs - Commercial 53.0 68.8 96.1 Total RPOs $ 2,055.1 $ 2,067.0 $ 2,010.4 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects.

Increased EBITDA and Cash Flow Drives Liquidity Strategy



Debt/EBITDA Coverage Ratio
1.3X
1.0X
0.8X
0.5X
0.3X
0.0X
1.3X
1.0X
12/31/23
9/30/24

We expect to pursue strategic uses of our liquidity, such as strategic acquisitions, investing in capital equipment and managing leverage.

Capital allocation focus

- Long-term shareholder value
- Complementing organic growth in existing and new markets
- Strong cash flow profile provides flexibility and drives liquidity strategy

Sterling is comfortable with a Debt/EBITDA coverage ratio of +/-2.5X.

5-Year Credit Facility

$324M Term Loan Borrowings
$75M Revolving Credit Facility (Undrawn)

Key Cash Flow Considerations

	Q3 YTD 2024	Q3 YTD 2023
Cash flows from Operations	$322.8M	$331.2M
Net CAPEX	$57.5M	$39.6M

- Cash & Cash Equivalents at September 30, 2024 was $648.1 million
- 2024 EBITDA guidance[(1)]: $310M to $315M
- Expected 2024 noncash expenses: $26M to $30M (Stock-based compensation, noncash interest expense, and deferred taxes)
- Scheduled term loan debt payments total $26,300, $26,300 and $6,600 for 2024, 2025, and 2026, respectively

STERLING

(1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA guidance reconciliation in the Appendix.

Sterling | STRL: Third Quarter 2024 10

Robust balance sheet, FCF 11 Summary Successful strategic foundation with strong, diversified platform Continued opportunity for margin expansion Strong, multi-year, secular growth drivers Sterling, A Leading Provider of Infrastructure Services in the U.S. Strong historical stock performance Sterling | STRL: Third Quarter 2024

Sterling | STRL: Third Quarter 2024 12 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com

+ Appendix Sterling | STRL: Third Quarter 2024 13

Sterling | STRL: Third Quarter 2024 14 2024 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See EBITDA guidance reconciliation on page 17. Revenue $2,150 to $2,175 Gross Margin 19.0% to 20.0% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~5% Intangible Amortization $17 Other Operating Expense Net $23 to $25 JV Non-Controlling Interest Expense ~$12 Effective Income Tax Rate ~24% Net Income $180 to $185 Diluted EPS $5.85 to $6.00 Expected Dilutive Shares Outstanding 31.0 EBITDA(2) $310 to $315

2024 Modeling Considerations Continued* Sterling | STRL: Third Quarter 2024 15 * In Millions. Non-Cash Items FY 2024 Expectations FY 2023 Depreciation $50 $42.2 Intangible Amortization $17 $15.2 Debt Issuance Cost Amortization $1 to $2 $1.7 Stock-based Compensation $18 to $20 $14.6 Deferred Taxes $7 to $8 $14.7 Other Cash Flow Items FY 2024 Expectations FY 2023 Interest expense, net of interest income $0 $15.2 CAPEX, net of disposals $65 to $70 $50.6

Sterling | STRL: Third Quarter 2024 16 (1) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding the impact of acquisition related costs. Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net income attributable to Sterling common stockholders $ 61,321 $ 39,353 $ 144,248 $ 98,482 Acquisition related costs 72 103 209 352 Adjusted net income attributable to Sterling common stockholders (1) $ 61,393 $ 39,456 $ 144,457 $ 98,834 Net income per share attributable to Sterling common stockholders: Basic $ 2.00 $ 1.28 $ 4.67 $ 3.20 Diluted $ 1.97 $ 1.26 $ 4.63 $ 3.17 Adjusted net income per share attributable to Sterling common stockholders: Basic $ 2.00 $ 1.28 $ 4.68 $ 3.22 Diluted $ 1.98 $ 1.26 $ 4.63 $ 3.18 Weighted average common shares outstanding: Basic 30,735 30,800 30,875 30,733 Diluted 31,070 31,217 31,184 31,048 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES ADJUSTED NET INCOME RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Third Quarter 2024 17 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest expense and taxes. (2) The Company defines adjusted EBITDA as EBITDA excluding the impact of acquisition related costs. Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net income attributable to Sterling common stockholders $ 61,321 $ 39,353 $ 144,248 $ 98,482 Depreciation and amortization 17,363 14,857 50,546 42,529 Interest expense, net of interest income (1,305) 3,107 (335) 14,189 Income tax expense 23,404 13,891 48,960 35,429 EBITDA (1) 100,783 71,208 243,419 190,629 Acquisition related costs 72 103 209 352 Adjusted EBITDA (2) $ 100,855 $ 71,311 $ 243,628 $ 190,981 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Third Quarter 2024 18 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. Full Year 2024 Guidance Low High Net income attributable to Sterling common stockholders $ 180 $ 185 Depreciation and amortization 67 67 Interest expense, net of interest income — — Income tax expense 63 63 EBITDA (1) $ 310 $ 315 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

THANK YOU We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow.